SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                September 5, 2000
              ----------------------------------------------------

                              THERMO FIBERGEN INC.
             (Exact name of Registrant as specified in its charter)


Delaware                             1-9549                           04-3311544
(State or other jurisdiction of   (Commission                   (I.R.S. Employer
incorporation or organization)    File Number)            Identification Number)


8 Alfred Circle
Bedford, Massachusetts                                                     01730
(Address of principal executive offices)                              (Zip Code)

      Registrant's telephone number including area code: (781) 622-1000

                                                                        FORM 8-K

                              THERMO FIBERGEN INC.

Item 2.  Disposition of Assets
         ---------------------

      On September 5, 2000, Thermo Fibergen Inc. (the "Company") sold substantially all of the assets of its fiber-recovery and water-clarification services plant (the "Fiber-recovery Plant") to LINPAC, Inc. (the "Buyer") for $3,600,000 in cash. The purchase price consists of an initial payment of $200,000 at the date of closing and seventeen monthly payments of $200,000, plus interest, beginning September 28, 2000. The purchase price of the assets was determined by the parties in arms-length negotiations.

      The assets sold in the transaction include all inventories and fixed assets (plant and equipment) of the Fiber-recovery Plant.

                                                                        FORM 8-K

                              THERMO FIBERGEN INC.

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma consolidated condensed statements of operations set forth the results of operations for the year ended January 1, 2000, and the six months ended July 1, 2000, as if the disposition by the Company of the Fiber-recovery Plant had occurred at the beginning of 1999. The unaudited pro forma consolidated condensed balance sheet sets forth the financial position as of July 1, 2000, as if the disposition had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Fiber-recovery Plant been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the year ended January 1, 2000, and Quarterly Report on Form 10-Q for the six months ended July 1, 2000.

                                                                        FORM 8-K

                              THERMO FIBERGEN INC.

              PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                           Year Ended January 1, 2000
                                   (Unaudited)

                                                                                      Less:
                                                                                     Fiber-
                                                                      Thermo       recovery
                                                                    Fibergen          Plant      Pro Forma
                                                                    --------       --------      ---------
                                                                   (In thousands except per share amounts)

   Revenues                                                          $ 8,579        $ 1,388        $ 7,191
                                                                     -------        -------        -------

   Costs and Operating Expenses:
    Cost of revenues                                                   4,804            745          4,059
    Selling, general, and administrative expenses                      3,400              -          3,400
    Research and development expenses                                  1,385              -          1,385
                                                                     -------        -------        -------

                                                                       9,589            745          8,844
                                                                     -------        -------        -------

   Operating Income (Loss)                                            (1,010)           643         (1,653)

   Interest Income                                                     2,691              -          2,691
                                                                     -------        -------        -------

   Income Before Income Taxes and Minority Interest                    1,681            643          1,038
   Provision for Income Taxes                                           (694)          (257)          (437)
   Minority Interest Income                                               53              -             53
                                                                     -------        -------        -------

   Net Income                                                        $ 1,040        $   386        $   654
                                                                     =======        =======        =======

   Earnings per Share:
    Basic                                                            $   .07                       $   .05
                                                                     =======                       =======

    Diluted                                                          $   .07                       $   .04
                                                                     =======                       =======

   Weighted Average Shares:
    Basic                                                             14,389                        14,389
                                                                     =======                       =======

    Diluted                                                           15,540                        15,540
                                                                     =======                       =======



                                       4

                                                                        FORM 8-K

                              THERMO FIBERGEN INC.

              PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                          Six Months Ended July 1, 2000
                                   (Unaudited)

                                                                                      Less:
                                                                                     Fiber-
                                                                      Thermo       recovery
                                                                    Fibergen          Plant      Pro Forma
                                                                    --------       --------      ---------
                                                                   (In thousands except per share amounts)

   Revenues                                                          $ 4,479        $   700        $ 3,779
                                                                     -------        -------        -------

   Costs and Operating Expenses:
    Cost of revenues                                                   2,786            378          2,408
    Selling, general, and administrative expenses                      2,131              -          2,131
    Research and development expenses                                    603              -            603
                                                                     -------        -------        -------

                                                                       5,520            378          5,142
                                                                     -------        -------        -------

   Operating Income (Loss)                                            (1,041)           322         (1,363)

   Interest Income                                                     1,388              -          1,388
                                                                     -------        -------        -------

   Income Before Income Taxes and Minority Interest                      347            322             25
   Provision for Income Taxes                                           (184)          (129)           (55)
   Minority Interest Income                                              256              -            256
                                                                     -------        -------        -------

   Net Income                                                        $   419        $   193        $   226
                                                                     =======        =======        =======

   Basic and Diluted Earnings per Share                              $   .03                       $   .02
                                                                     =======                       =======

   Basic and Diluted Weighted Average Shares:
    Basic                                                             14,165                        14,165
                                                                     =======                       =======

    Diluted                                                           14,543                        14,543
                                                                     =======                       =======


                                                                        FORM 8-K

                              THERMO FIBERGEN INC.

                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               As of July 1, 2000
                                   (Unaudited)

                                                                  Less:
                                                                 Fiber-
                                                Thermo         recovery        Pro Forma
                                              Fibergen            Plant      Adjustments         Pro Forma
                                              --------         --------      -----------         ---------
                                                                   (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                  $ 5,418          $     -          $   200           $ 5,618
    Advance to affiliate                        12,288                -                -            12,288
    Available-for-sale investments, at          31,414                -                -            31,414
      quoted market value
    Accounts receivable, net                     1,164                -                -             1,164
    Inventories                                  1,093               58                -             1,035
    Deferred tax asset and other current           200                -            2,400             2,600
      assets
    Due from parent company and
      affiliated companies                         342                -                -               342
                                               -------          -------          -------          --------

                                                51,919               58            2,600            54,461
                                               -------          -------          -------           -------

   Property, Plant, and Equipment, at
    Cost, Net                                   11,364            2,873                -             8,491
                                               -------          -------          -------           -------

   Other Assets                                  4,104                -            1,000             5,104
                                               -------          -------          -------           -------

   Cost in Excess of Net Assets of
    Acquired Companies                           3,745                -                -             3,745
                                               -------          -------          -------           -------

                                               $71,132          $ 2,931          $ 3,600           $71,801
                                               =======          =======          =======           =======



                                       6

                                                                        FORM 8-K

                              THERMO FIBERGEN INC.

                        PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (continued)
                               As of July 1, 2000
                                   (Unaudited)

                                                                  Less:
                                                                 Fiber-
                                                Thermo         recovery        Pro Forma
                                              Fibergen            Plant      Adjustments         Pro Forma
                                              --------         --------      -----------         ---------
                                                                      (In thousands)
   LIABILITIES AND SHAREHOLDERS' INVESTMENT
   Current Liabilities:
    Accounts payable                           $   515          $     -          $     -           $   515
    Accrued payroll and employee benefits          340                -                -               340
    Accrued income taxes                           299                -              264               563
    Other accrued liabilities                    1,146                -               10             1,156
    Common stock subject to redemption          59,886                -                -            59,886
                                               -------          -------          -------           -------

                                                62,186                -              274            62,460
                                               -------          -------          -------           -------

   Deferred Income Taxes                           512                -                -               512
                                               -------          -------          -------           -------

   Minority Interest                             2,766                -                -             2,766
                                               -------          -------          -------           -------

   Shareholders' Investment:
    Common stock                                   100                -                -               100
    Capital in excess of par value              11,029                -                -            11,029
    Retained earnings                               57                -              395               452
    Treasury stock at cost                      (5,515)               -                -            (5,515)
    Accumulated other comprehensive items           (3)               -                -                (3)
    Parent company investment                        -            2,931            2,931                 -
                                               -------          -------          -------           -------

                                                 5,668            2,931            3,326             6,063
                                               -------          -------          -------           -------

                                               $71,132          $ 2,931          $ 3,600           $71,801
                                               =======          =======          =======           =======


                                                                        FORM 8-K

                              THERMO FIBERGEN INC.

           NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

Note 1 - Pro Forma Adjustments to Pro Forma Consolidated Condensed Balance Sheet (In thousands)

                                                                                              July 1, 2000
                                                                                            --------------
                                                                                            Debit (Credit)

Cash and Cash Equivalents
Cash received for sale of Fiber-recovery Plant                                                     $   200
                                                                                                   -------

Other Current Assets
Current portion of note receivable for sale of
 Fiber-recovery Plant                                                                              $ 2,400
                                                                                                   -------

Other Assets
Long-term portion of note receivable for sale of Fiber-recovery
 Plant                                                                                             $ 1,000
                                                                                                   -------

Accrued Income Taxes
Estimated taxes payable on gain on sale of Fiber-recovery
 Plant                                                                                              $  (264)
                                                                                                   -------

Other Accrued Liabilities
Estimated accrued transaction costs, including legal fees
 and other costs                                                                                   $   (10)
                                                                                                   -------

Shareholders' Investment
Elimination of the Fiber-recovery Plant equity account and
 excess of net proceeds from sale over parent company
 investment in the Fiber-recovery Plant                                                            $(3,326)
                                                                                                   -------




                                       8

                                                                        FORM 8-K

                              THERMO FIBERGEN INC.

Item 7.  Financial Statements, Pro Forma Condensed Financial Information and
         Exhibits (continued)

(c)   Exhibits

      2.1 Bill of Sale by and among Thermo Fibergen Inc. (as Seller) and LINPAC,
          Inc. (as Buyer), dated as of September 5, 2000.



                                       9

                                                                        FORM 8-K

                              THERMO FIBERGEN INC.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 15th day of September 2000.

                                    THERMO FIBERGEN INC.



                                    /s/ Theo Melas-Kyriazi
                                    --------------------------------------------
                                    Theo Melas-Kyriazi
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)
